                                                                   EXHIBIT 10.16

                             SUBSCRIPTION AGREEMENT

     This Subscription Agreement (this "AGREEMENT") is made and entered into as of November 30, 2004, by and among each of the persons set forth on Schedule I hereto (collectively, the "PREFERRED PURCHASERS," and each, a "PREFERRED PURCHASER"), each of the persons set forth on Schedule II hereto (collectively, the "COMMON PURCHASERS," and each, a "COMMON PURCHASER"; collectively together with the Preferred Purchasers, the "PURCHASERS," and each, a "PURCHASER") and Altra Holdings, Inc., a Delaware corporation formerly known as CPT Acquisition Corp. (the "COMPANY").

                                    RECITALS

     WHEREAS, on or about the date hereof, Altra Industrial Motion, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("ALTRA"), is purchasing, directly and indirectly (the "ACQUISITION"), all of the issued and outstanding limited liability company interests of Power Transmission Holding LLC, a Delaware limited liability company, pursuant to an LLC Purchase Agreement dated as of October 25, 2004 (the "PURCHASE AGREEMENT"), by and among the Company, Warner Electric Holding, a Delaware corporation, and Colfax Corporation, a Delaware corporation;

     WHEREAS, subject to the terms and conditions of this Agreement, each Preferred Purchaser is willing to purchase, and the Company is willing to issue and sell to such Preferred Purchaser, the number of shares of Series A Preferred Stock, par value $0.001 per share, of the Company (the "PREFERRED STOCK") set forth opposite the name of such Preferred Purchaser on Schedule I hereto, having the rights, preferences, powers and privileges set forth in the form of Amended and Restated Certificate of Incorporation attached hereto as Exhibit A (the "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION");

     WHEREAS, subject to the terms and conditions of this Agreement, each Common Purchaser is willing to purchase, and the Company is willing to issue and sell to such Common Purchaser, the number of shares of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK") set forth opposite the name of such Common Purchaser on Schedule II hereto, having the rights, preferences, powers and privileges set forth in the form of Amended and Restated Certificate of Incorporation;

     WHEREAS, such shares of Common Stock shall be issued and sold in exchange for restricted common stock of The Kilian Company, a Delaware corporation ("KILIAN"), and shall be subject to vesting restrictions corresponding to the vesting restrictions applicable to the restricted common stock of Kilian being exchanged therefor;

     WHEREAS, the Company and the Purchasers intend that the transactions contemplated by this Agreement shall be governed by Section 351 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

     WHEREAS, it is anticipated that on or about the date hereof, (i) the Acquisition, as contemplated in the Purchase Agreement, will be consummated and
(iii) the Company and the Purchasers will enter into a Stockholders Agreement substantially in the form attached hereto as

Exhibit B (the "STOCKHOLDERS AGREEMENT") and a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT");

                                    AGREEMENT

     NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto hereby agree as follows:

     1. Purchase of Securities.

          (a) Purchase of Securities. Subject to the terms and conditions of this Agreement, (i) each Preferred Purchaser hereby agrees, severally and not jointly, to purchase from the Company, and the Company hereby agrees to issue and sell to each Preferred Purchaser, the number of shares of the Preferred Stock set forth opposite the name of such Preferred Purchaser on Schedule I hereto at the purchase price therefor set forth on Schedule I and (ii) each Common Purchaser hereby agrees, severally and not jointly, to purchase from the Company, and the Company hereby agrees to issue and sell to each Common Purchaser, the number of shares of Common Stock set forth opposite the name of such Common Purchaser on Schedule II hereto at the purchase price therefor set forth on Schedule II. The shares of Preferred Stock issued and sold to the Preferred Purchasers hereunder are referred to in this Agreement as the "PREFERRED SHARES" and the shares of Common Stock issued and sold to the Common Purchasers hereunder are referred to in this Agreement as the "COMMON SHARES" (the Common Shares, together with the Preferred Shares, are collectively referred to herein as the "SECURITIES"). The purchase price for the Securities is referred to as the "PURCHASE PRICE." The shares of common stock of the Company issuable upon conversion of the Preferred Shares are referred to as the "CONVERSION SHARES."

          (b) Delivery of Funds and Certificates. The closing of the purchase and sale of the Securities (the "CLOSING") shall take place at a time and place to be designated by the Company on at least 24 hours notice. At the Closing, the Company will deliver to each Purchaser a duly executed stock certificate, registered in such Purchaser's name and representing the Securities to be issued and sold to such Purchaser, against payment of the applicable Purchase Price therefor (i) to the extent set forth on Schedule I, by wire transfer of immediately available funds in the amount of the Purchase Price representing payment in full for such Preferred Shares to an account or accounts designated by the Company, (ii) to the extent set forth on Schedule I, by tendering the number of shares of preferred stock of Kilian (the "KILIAN PREFERRED STOCK") set forth opposite the name of such Purchaser on Schedule I, which shares of Kilian Preferred Stock have been deemed by the board of directors of the Company (the "BOARD") to have a fair market value on the date hereof equal to the respective amounts set forth in Schedule I or (iii) to the extent set forth on Schedule II, by tendering the number of shares of common stock of Kilian (the "KILIAN COMMON STOCK" and, together with the Kilian Preferred Stock, the "KILIAN Stock"), set forth opposite the name of such Purchaser on Schedule II, which shares of Kilian Common Stock have been deemed by the Board to have a fair market value on the date hereof equal to the respective amounts set forth in Schedule II. Any such Common Shares issued under clause (iii) shall be subject to vesting restrictions corresponding in vesting amounts and periods (but having identical vesting commencement dates) as those vesting restrictions that are applicable immediately prior to the Closing to the Kilian Common Stock exchanged therefor, as determined in the reasonable good faith judgment of the Board (the "VESTING RESTRICTIONS").

     2. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that:

          (a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business in each jurisdiction in which the character of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business operations or financial condition of the Company.

          (b) Authorization. The Company has the requisite corporate power and authority to execute and deliver this Agreement, the Stockholders Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. All corporate action on the part of the Company necessary for (i) the authorization, execution, delivery and performance by the Company of this Agreement, the Stockholders Agreement and the Registration Rights Agreement and
(ii) for the authorization, issuance and delivery by the Company of the Securities (including the Conversion Shares) being sold under this Agreement, has been taken.

          (c) Binding Obligation. This Agreement has been, and on or before the Closing the Stockholders Agreement and the Registration Rights Agreement will be, duly authorized, executed and delivered by the Company and this Agreement is, and on and after the Closing the Stockholders Agreement and the Registration Rights Agreement will be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with the terms hereof, subject to: (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, preferential transfer or distribution laws and other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally; and (ii) the effect of (A) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and (B) the discretion of any court in which an action is brought.

          (d) Non-Contravention. The execution and delivery by the Company of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, the performance by the Company of its obligations under this Agreement, the Stockholders Agreement and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default under
(i) any provisions of the Amended and Restated Certificate of Incorporation or Bylaws of the Company, each as amended and currently in effect, (ii) any provision of any agreement or other instrument to which the Company is a party or by which the Company or any of its properties are bound, or (iii) all applicable material statutes, laws, regulations and executive orders of the United States (including, without limitation, any administrative or regulatory body thereof) and all states, countries and municipalities having jurisdiction over the Company's business, properties or assets.

          (e) Capitalization. The authorized capital of the Company will, immediately prior to the Closing, consist of:

               (1) Preferred Stock. Forty Million (40,000,000) shares of preferred stock, consisting of Forty Million (40,000,000) shares designated Series A Preferred Stock, none of which are issued and outstanding and up to 36,000,000 of which may be sold at the Closing. The rights, preferences, powers and privileges of the Preferred Stock are as stated in the Amended and Restated Certificate of Incorporation.

               (2) Common Stock. Fifty Million (50,000,000) shares of Common Stock, none of which are issued and outstanding.

               (3) Equity Plan. The Company has reserved Four Million (4,000,000) shares of its Common Stock for issuance pursuant to the Company's 2004 Equity Incentive Plan (the "EQUITY PLAN").

          (f) Validity of Securities. The Securities, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully paid and nonassessable, and free and clear of all liens and encumbrances (except, in the case of Common Shares, the Vesting Restrictions). The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Amended and Restated Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable.

          (g) Securities Act. The sale of the Securities in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3 hereof) is, and the issuance of the Conversion Shares upon conversion of the Securities will be, exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 ACT").

          (h) Liabilities. The Company is not in default under any order, writ, injunction or decree of any federal, state or local court, department or agency directed against the Company. The Company is not in breach of any of the terms, conditions or provisions of, or in default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which it is a party or by which it is bound or to which any of its properties are subject, which breach or default would materially adversely affect the business or financial condition of the Company or impair its ability to carry out any of its obligations under this Agreement, the Stockholders Agreement or the Registration Rights Agreement.

          (i) Litigation. There is no legal action, suit, arbitration or governmental proceeding pending or, to the Company's knowledge, threatened against the Company.

          (j) Rights to Acquire Capital Stock or other Voting Securities. Except for (i) the conversion privileges of the Preferred Stock, (ii) the Four Million (4,000,000) shares of Common Stock issued or issuable pursuant to the Plan,
(iii) the Vesting Restrictions applicable to the Common Shares, and (iv) the preemptive rights, rights of first refusal and co-sale rights set forth in the Stockholders Agreement, there are not authorized or outstanding any options, warrants, phantom stock, stock appreciation or similar rights (including, without limitation, conversion or preemptive rights) or agreements or arrangements for the issuance by the Company or the purchase or acquisition from or by the Company of any shares of its capital stock or other voting securities or any securities convertible into or exchangeable or exercisable for any shares of the Company's capital stock or other voting securities. Except for the Stockholders Agreement, the Company is not a party to any voting trust or voting agreement with respect to the voting, redemption, sale, transfer or other disposition of the capital stock of the Company.

          (k) No Breach. The Company has not received actual notice of any breach of any representation or warranty of the Seller (as that term is defined in the Purchase Agreement) contained in the Purchase Agreement.

          (l) Operations. Since the date of its incorporation the Company has not engaged in any operations other than in connection with or as contemplated by this Agreement and as set forth in final offering circular, dated November 22, 2004, as amended and supplemented, delivered to investors in connection with the issuance by Altra of its 9% Senior Secured Notes due 2011 (the "OFFERING CIRCULAR").

     3. Representations and Warranties of the Purchasers. Each Purchaser individually (but not on behalf of any other Purchaser) represents and warrants that:

          (a) Authority and Binding Obligation. Such Purchaser has the requisite legal capacity, power and authority to execute and deliver this Agreement, the Stockholders Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. This Agreement has been, and on or before the Closing the Stockholders Agreement and the Registration Rights Agreement will be, duly authorized, executed and delivered by such Purchaser and this Agreement is, and on and after the Closing the Stockholders Agreement and the Registration Rights Agreement will be, the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with the terms hereof and thereof, subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, preferential transfer or distribution laws and other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally; and (ii) the effect of (A) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law and (B) the discretion of any court in which an action is brought.

          (b) Registration. Such Purchaser has been advised that the Securities and the Conversion Shares have not been registered under the 1933 Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements are available. Such Purchaser is purchasing the Securities (including the Conversion Shares) to be acquired by such Purchaser hereunder for such Purchaser's own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act. Such Purchaser is aware that the Company is under no obligation to effect any such registration with respect to the Securities or the Conversion Shares (except solely to the extent, if any, provided in the Registration Rights Agreement) or to file for or comply with any exemption from registration. Such Purchaser is purchasing the Securities (including the Conversion Shares) to be acquired by such Purchaser hereunder for its own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act.

          (c) Experience. Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Purchaser has had the opportunity to ask questions of the Company with respect to the Company, the Securities, the Conversion Shares, the Acquisition and related transactions and to receive such information from the Company regarding such matters as it deems necessary in making its decision to purchase the Securities (including the Conversion Shares). Such Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          (d) Stock Consideration. To the extent such Purchaser is purchasing Securities in consideration for the exchange of Kilian Stock, such Purchaser owns such Kilian Stock of record and beneficially, free and clear of any and all lien and encumbrances (other than restrictions on transferability under securities laws). At the Closing, such Purchaser will convey and deliver all right, title and interest in and to such Kilian Stock, free and clear of all liens and encumbrances (other than restrictions on transferability under securities laws). Such Kilian Stock constitutes all shares of Kilian Stock owned directly or indirectly by such Purchaser.

          (e) Compliance with Laws. To our knowledge, no governmental orders, permissions, consents, approvals, authorizations are required to be obtained and no registrations or other filings are required to be made in connection with the execution of this Agreement by the Purchasers and the delivery of the Securities.

          (f) No Disposition of Securities. No Purchaser is obligated to sell any Securities purchased hereunder pursuant to a binding agreement entered into prior to the Closing and no Purchaser has any plan or intention to sell or otherwise dispose of any Securities purchased hereunder in any transaction that could be integrated with the purchase and sale of Securities contemplated by this Agreement.

     4. Legends. All certificates representing Securities shall bear legends in the form required under the Stockholders Agreement (and, in the case of Common Shares, such other legends with respect to the Vesting Restrictions as the Company may reasonably require) until such time as they may be removed as provided therein.

     5. Conditions to Issuance of Securities. The Company's obligation to issue and sell the Securities to any Purchaser shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of such Purchaser contained in this Agreement shall be true and correct as of the Closing, and consummation of the purchases contemplated hereby shall constitute a reaffirmation by each Purchaser that all representations and warranties of such Purchaser contained in this Agreement are true and correct as of the Closing.

          (b) On or before the Closing, substantially contemporaneously with the issuance and sale of the Securities hereunder, each Purchaser shall have duly executed and delivered to the Company a counterpart of the Stockholders Agreement, the Registration Rights Agreement and such other documents as the Company may reasonably request in connection with the transactions contemplated hereby (and the execution of this Agreement constitutes the agreement of the Purchaser to so execute such documents).

     6. Conditions to Purchasers' Obligation to Purchase. Each Purchaser's obligation to purchase the Securities from the Company shall be subject to the satisfaction of the following conditions:

          (a) Concurrently with or prior to such Purchaser's purchase, Altra shall have issued and sold at least $165,000,000 of senior notes; and

          (b) all representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing, and consummation of the purchases contemplated hereby shall constitute a reaffirmation by the Company that all representations and warranties of the Company contained in this Agreement are true and correct as of the Closing.

     7. Conditions to CDPQ's Obligation to Purchase. The obligation of Caisse de depot et placement du Quebec, a Quebec corporation ("CDPQ"), to purchase the Preferred Shares from the Company shall be subject to the satisfaction of the following conditions:

          (a) Concurrently with or prior to such purchase, the Company shall have entered into a senior credit agreement on terms reasonably satisfactory to CDPQ;

          (b) Concurrently with such purchase, the Company shall have consummated the Acquisition; and

          (c) Concurrently with such purchase, the Company shall sell Securities (including the Preferred Shares to be sold to CDPQ) for cash and Kilian Stock having an aggregate value of at least $34,000,000.

     8. Related Party Transactions.

          (a) Advisory Services Agreement. Each Purchaser acknowledges and consents that in connection with the transactions contemplated in the Purchase Agreement, Altra will enter into an advisory services agreement with Genstar Capital, L.P. ("GENSTAR") in the form attached hereto as Exhibit D which shall include, among other things, (1) the payment to Genstar of a closing fee, (2) the payment to Genstar of an annual consulting fee, (3) the payment to Genstar of advisory fees for transactions contemplated thereby and (4) the reimbursement of all of Genstar's expenses incurred in connection with the Purchase Agreement and the transactions contemplated thereby.

          (b) Indemnification. Each Purchaser acknowledges that in connection with the investment by Genstar Capital Partners III, L.P. and Stargen III, L.P. (together, the "GENSTAR FUNDS") and CDPQ in the Company, the Company shall indemnify and hold harmless (i) Genstar and each Genstar Fund and all officers, directors, employees, agents, advisors and limited and general partners of Genstar or any Genstar Fund and (ii) CDPQ and all officers, directors, employees, agents, advisors and limited and general partners of such entity, in each case, from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against any such person or entity in any manner relating to or arising out of
(A) the purchase and/or ownership by the Genstar Funds and CDPQ, respectively, of the Company's capital stock, (B) the Purchase Agreement, the Acquisition and the other transactions contemplated thereby or (C) any litigation to which any of such parties is made a party in its capacity as a stockholder or beneficial owner (or an affiliate of a stockholder or beneficial owner) of the Company's capital stock (including, without limitation, the Securities and the Conversion Shares).

     9. Use of Proceeds. The Company shall use the proceeds from issuance and sale of the Securities as described in the Offering Circular.

     10. Section 351 Treatment. The Company, each Purchaser and their affiliates shall treat and report the transactions contemplated by this Agreement as transactions that are governed by Section 351 of the Code and shall not take any position contrary thereto on any tax return or in any proceeding relating to taxes.

     11. Vesting Restrictions. Each Purchaser who acquires Common Shares in exchange for Kilian Stock hereby acknowledges that such Common Shares will be subject to the Vesting Restrictions.

     12. Withholding Exemptions. Each Purchaser who is a United States person for U.S. federal income tax purposes shall submit a properly executed IRS Form W-9. Each Purchaser who is not a United States person for U.S. federal income tax purposes shall submit a properly executed IRS Form W-8 (e.g. W-8BEN, W-8EXP) establishing a complete exemption from U.S. withholding taxes on all payments made with respect to the Preferred Shares and the Conversion Shares.

     13. Miscellaneous.

          (a) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address as a party to this Agreement shall specify by notice to the other parties hereto:

     if to a Purchaser, to the address listed next to such Purchaser's name on the attached Schedule I.

if to the Company:

          Altra Holdings, Inc.
          c/o Genstar Capital Partners III, L.P.
          Four Embarcadero Center, Suite 1900
          San Francisco, CA 94111-4191
          Attention: Jean-Pierre L. Conte
          Telecopy No.: (415) 834-2383

          with a copy to:

          Weil, Gotshal & Manges LLP
          201 Redwood Shores Parkway
          Redwood Shores, CA 94065
          Attention: Curtis L. Mo, Esq.
                     Craig W. Adas, Esq.
          Fax No.: (650) 802-3100;

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

          (b) Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided that neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Purchaser without the prior written consent of the Company (which may be granted or withheld in the sole discretion of the Company) and, as a condition to any permitted assignment by any Purchaser of its rights and obligations to purchase Securities hereunder (whether a complete assignment or a partial assignment), the Company will require that the transferee sign a counterpart of this Agreement pursuant to which such transferee confirms its obligation to purchase the Securities to be purchased by it, and makes the representations, warranties and covenants of the Purchaser as set forth herein; and provided further that no such transfer or assignment will excuse the assignor from its obligation to purchase and pay for the applicable Securities in the event that the transferee does not fulfill such obligation at or prior to the Closing. In the event of any partial or entire assignment of a Purchaser's rights to purchase Securities hereunder, the parties will cause Schedule I to be amended or supplemented to reflect the amount of Securities to be purchased by each Purchaser (after giving effect to such assignment) and the purchase price to be paid therefor. Notwithstanding the foregoing, this Agreement shall be assignable by any Purchaser to an affiliate of such Purchaser, provided, however, that in such case the transferee must agree in writing to be bound by the terms of this Agreement to the same extent as if the transferee were a Purchaser hereunder.

          (c) Benefits. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (d) Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Securities.

          (e) Waiver. Either party hereto may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement, and (c) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          (f) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company, Genstar and CDPQ.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

          (h) Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          (j) Expenses. In connection with the Closing, the Company shall pay the reasonable fees and out-of-pocket expenses of CDPQ with respect to the transactions contemplated hereby.

          (k) Fees. Each party, severally and not jointly, hereby represents and warrants that such party neither is nor will be obligated for any finder's or broker's fees or commissions in connection with the purchase and sale of the Securities hereunder (except in the case of Genstar, as provided in the Management Agreement).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company and each Purchaser have executed this Agreement as of the day and year first above written.

                                        ALTRA HOLDINGS, INC.


                                        By: /s/ Michael Hurt
                                            ------------------------------------
                                        Name: Michael Hurt
                                        Title:
                                               ---------------------------------

                   [Signature Page to Subscription Agreement]

                                        GENSTAR CAPITAL PARTNERS III, L.P.

                                        By: Genstar Capital III, L.P.
                                        Its: General Partner

                                             By: Genstar III GP LLC
                                             Its: General Partner


                                        By: /s/ J.P. Conte
                                            ------------------------------------
                                        Name: J.P. Conte
                                        Title:
                                               ---------------------------------

                                        Address:

                                        Genstar Capital Partners III, L.P.
                                        Four Embarcadero Center, Suite 1900
                                        San Francisco, CA 94111-4191
                                        Attention: Jean-Pierre L. Conte
                                        Telecopy No.: (415) 834-2383

                                        with a copy to:

                                        Weil, Gotshal & Manges LLP
                                        201 Redwood Shores Parkway
                                        Redwood Shores, CA 94065
                                        Attention: Curtis L. Mo, Esq.
                                                   Craig W. Adas, Esq.
                                        Fax No.: (650) 802-3100

                   [Signature Page to Subscription Agreement]

                                        STARGEN III, L.P.

                                        By: Genstar Capital III, L.P.
                                        Its: General Partner

                                             By: Genstar III GP LLC
                                             Its: General Partner


                                        By: /s/ J.P. Conte
                                            ------------------------------------
                                        Name: J.P. Conte
                                        Title:
                                               ---------------------------------

                                        Address:

                                        c/o Genstar Capital Partners III, L.P.
                                        Four Embarcadero Center, Suite 1900
                                        San Francisco, CA 94111-4191
                                        Attention: Jean-Pierre L. Conte
                                        Telecopy No.: (415) 834-2383

                                        with a copy to:

                                        Weil, Gotshal & Manges LLP
                                        201 Redwood Shores Parkway
                                        Redwood Shores, CA 94065
                                        Attention: Curtis L. Mo, Esq.
                                                   Craig W. Adas, Esq.
                                        Fax No.: (650) 802-3100

                   [Signature Page to Subscription Agreement]

                                        CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                        By: /s/ Luc Houle
                                            ------------------------------------
                                        Name: Luc Houle
                                        Title:
                                               ---------------------------------


                                        By: /s/ Louise Lalonde
                                            ------------------------------------
                                        Name: Louise Lalonde
                                        Title:
                                               ---------------------------------

                                        Address:

                                        Caisse de depot et placement du Quebec
                                        1000, place Jean-Paul-Riopelle
                                        Montreal (Quebec) H2Z 2B3
                                        Attention: Luc Houle, Senior Vice
                                                   President
                                        Fax No.: (514) 847-2493

                                        with a copy to:

                                        Kirkland & Ellis LLP
                                        Citigroup Center
                                        153 East 53rd Street
                                        New York, NY 10022-4675
                                        Attention: Kimberly P. Taylor
                                        Fax No.: (212) 446-6460

                   [Signature Page to Subscription Agreement]

                                        /s/ Michael Hurt
                                        ----------------------------------------
                                        Michael L. Hurt
                                        Address: 58 Cornertown Road
                                        Chambersburg, PA. 17201
                                        Telephone: (717) 267-3904


                                        /s/ William Duff
                                        ----------------------------------------
                                        William J. Duff
                                        Address: 4535 Limestone Dr.
                                        Manlius NY 13104
                                        Facsimile: (315) 432-1312
                                        (non-secure facsimile line)


                                        /s/ Thomas Tatarczuch
                                        ----------------------------------------
                                        Thomas F. Tatarczuch
                                        Address: 711 Orchard Court
                                        Chambersburg, PA 17201
                                        Telephone: (717) 267-3052


                                        /s/ Donald Wierbinski
                                        ----------------------------------------
                                        Donald S. Wierbinski
                                        Address: 2393 Sands Rd.
                                        Camillus NY 13031
                                        Facsimile: (315) 432-1312
                                        (non-secure facsimile line)

                   [Signature Page to Subscription Agreement]

                                   SCHEDULE I

                              PREFERRED PURCHASERS

                                                                             Aggregate Kilian
                                          Total Number of                     Preferred Stock
                                         Preferred Shares   Aggregate Cash      Contributed
               Purchaser                     Acquired         Contributed    ($100 per Share)
               ---------                 ----------------   --------------   ----------------
Genstar Capital Partners III, L.P.          26,345,584        $18,660,984         76,846
Stargen III, L.P.                              949,416        $   673,416          2,760
Caisse de depot et placement du Quebec       7,000,000        $ 7,000,000             --
Michael L. Hurt                                500,000                 --          5,000
William J. Duff                                150,000                 --          1,500
Thomas F. Tatarczuch                           100,000                 --          1,000
Donald S. Wierbinski                            55,000                 --            550
                                            ----------        -----------         ------
TOTALS:                                     35,100,000        $26,334,400         87,656

                                   SCHEDULE II

                                COMMON PURCHASERS

                                                            Aggregate Kilian
                        Total Number of                       Common Stock
                         Common Shares    Aggregate Cash      Contributed
      Purchaser            Acquired         Contributed    ($6.21 per Share)
      ---------         ---------------   --------------   -----------------
Michael L. Hurt             292,671             --               2,922
William J. Duff             243,893             --               2,435
Thomas F. Tatarczuch        170,775             --               1,705
Donald S. Wierbinski        170,775             --               1,705
TOTALS:                     878,114                              8,767

                   [Signature Page to Subscription Agreement]